Exhibit 21

Name of Subsidiary	State/Jurisdiction of Organization
A & I Star Co., Ltd.	Japan
Aergo Leasing Limited	Ireland
Aircraft 11M-48437 (Delaware) Trust	Delaware
Aircraft 11M-48518 (Delaware) Trust	Delaware
Aircraft 11M-48519 (Delaware) Trust	Delaware
Aircraft 11M-48555 (Ireland) Trust	Ireland
Aircraft 11M-48563 (Ireland) Trust	Ireland
Aircraft 11M-48632 (Delaware) Trust	Delaware
Aircraft 11M-48633 (Delaware) Trust	Delaware
Aircraft 27620 (Delaware) Trust	Delaware
Aircraft 27625 (Delaware) Trust	Delaware
Aircraft 28162 (Delaware) Trust	Delaware
Aircraft 28163 (Delaware) Trust	Delaware
Aircraft 28165 (Delaware) Trust	Delaware
Aircraft 28168 (Delaware) Trust	Delaware
Aircraft 28169 (Delaware) Trust	Delaware
Aircraft 30A-677 (Ireland) Trust	Ireland
Aircraft 30A-743 (Ireland) Trust	Ireland
Aircraft 32A-1658 Inc.	California
Aircraft 32A-1733 (Ireland) Trust	Ireland
Aircraft 32A-1866 (Ireland) Trust	Ireland
Aircraft 32A-1872 (Ireland) Trust	Ireland
Aircraft 32A-1882 (Ireland) Trust	Ireland
Aircraft 32A-1925 (Ireland) Trust	Ireland
Aircraft 32A-2048 (Ireland) Trust	Ireland
Aircraft 32A-2180 Inc.	California
Aircraft 32A-2278 Inc.	California
Aircraft 32A-2279 Inc.	California
Aircraft 32A-2453 (Ireland) Trust	Ireland
Aircraft 32A-2707 (Ireland) Trust	Ireland
Aircraft 32A-3424 Limited	United Kingdom
Aircraft 32A-3454 Limited	United Kingdom
Aircraft 32A-542 (Ireland) Trust	Ireland
Aircraft 32A-556 Inc.	California
Aircraft 32A-579 Inc.	California
Aircraft 32A-585 Inc.	California
Aircraft 32A-642 (Ireland) Trust	Ireland
Aircraft 32A-645 Inc.	California
Aircraft 32A-671 (Ireland) Trust	Ireland
Aircraft 32A-726 Inc.	California
Aircraft 32A-760 Inc.	California
Aircraft 32A-782 Inc.	California
Aircraft 32A-795 (Ireland) Trust	Ireland
Aircraft 32A-827 (Ireland) Trust	Ireland
Aircraft 32A-891 (Ireland) Trust	Ireland
Aircraft 32A-938 (Ireland) Trust	Ireland
Aircraft 32A-987 Inc.	California
Aircraft 32A-993, Inc.	California
Aircraft 33A-111 (Ireland) Trust	Ireland
Aircraft 33A-132, Inc.	California
Aircraft 33A-177 (Ireland) Trust	Ireland
Aircraft 33A-250 (Ireland) Trust	Ireland

Aircraft 33A-448 (Ireland) Trust	Ireland
Aircraft 33A-480 (Ireland) Trust	Ireland
Aircraft 33A-532 (Ireland) Trust	Ireland
Aircraft 33A-95 Inc.	California
Aircraft 34A-114 Inc.	California
Aircraft 34A-152 Inc.	California
Aircraft 34A-164 Inc.	California
Aircraft 34A-168 (Ireland) Trust	Ireland
Aircraft 34A-174 (Ireland) Trust	Ireland
Aircraft 34A-214 Inc.	California
Aircraft 34A-216 Inc.	California
Aircraft 34A-395 Inc.	California
Aircraft 34A-399 (Ireland) Trust	Ireland
Aircraft 34A-436 (Ireland) Trust	Ireland
Aircraft 34A-48 Inc.	California
Aircraft 34A-88 (Ireland) Trust	Ireland
Aircraft 34A-93 Inc.	California
Aircraft 73B-25111 (Delaware) Trust	Delaware
Aircraft 73B-25374 Inc.	California
Aircraft 73B-25375 Inc.	California
Aircraft 73B-25377 (Ireland) Trust	Ireland
Aircraft 73B-26293 S.A.R.L.	France
Aircraft 73B-26314 (Ireland) Trust	Ireland
Aircraft 73B-26315 Inc.	California
Aircraft 73B-26317 Inc.	California
Aircraft 73B-26325 (Delaware) Trust	Delaware
Aircraft 73B-26335 (Delaware) Trust	Delaware
Aircraft 73B-27632 (Ireland) Trust	Ireland
Aircraft 73B-27632 Limited	United Kingdom
Aircraft 73B-28052 (Ireland) Trust	Ireland
Aircraft 73B-28053 (Delaware) Trust	Delaware
Aircraft 73B-28249 Inc.	California
Aircraft 73B-28252 Inc.	California
Aircraft 73B-28259 (Ireland) Trust	Ireland
Aircraft 73B-28260 (Ireland) Trust	Ireland
Aircraft 73B-28261 (Ireland) Trust	Ireland
Aircraft 73B-29348 (Ireland) Trust	Ireland
Aircraft 73B-29349 (Ireland) Trust	Ireland
Aircraft 73B-29353 (Ireland) Trust	Ireland
Aircraft 73B-30036 (Delaware) Trust	Delaware
Aircraft 73B-30036 Inc.	California
Aircraft 73B-30635 Inc.	California
Aircraft 73B-30645 Inc.	California
Aircraft 73B-30654 (Ireland) Trust	Ireland
Aircraft 73B-30660 (Ireland) Trust	Ireland
Aircraft 73B-30661 Inc.	California
Aircraft 73B-30664 (Ireland) Trust	Ireland
Aircraft 73B-30671 Inc.	California
Aircraft 73B-30706 Inc.	California
Aircraft 73B-30727 (Ireland) Trust	Ireland
Aircraft 73B-32796 Inc.	California
Aircraft 73B-32841 Inc.	California
Aircraft 73B-33699 (Ireland) Trust	Ireland

Aircraft 73B-35279 Inc.	California
Aircraft 73B-38819 Inc.	California
Aircraft 74B-24956 S.A.R.L.	France
Aircraft 74B-24957 (Ireland) Trust	Ireland
Aircraft 74B-24958 Inc.	California
Aircraft 74B-26255 Inc.	California
Aircraft 74B-26326 Inc.	California
Aircraft 74B-27595 Inc.	California
Aircraft 74B-27602 Inc.	California
Aircraft 74B-27603 (Ireland) Trust	Ireland
Aircraft 74B-28194 Inc.	California
Aircraft 74B-29375 Inc.	California
Aircraft 74B-32866 (Ireland) Trust	Ireland
Aircraft 75B-26251 (Ireland) Trust	Ireland
Aircraft 75B-26276 Inc.	California
Aircraft 75B-27599 (Ireland) Trust	Ireland
Aircraft 75B-27622 (Ireland) Trust	Ireland
Aircraft 75B-27623 (Ireland) Trust	Ireland
Aircraft 75B-28164 (Ireland) Trust	Ireland
Aircraft 75B-28167 (Ireland) Trust	Ireland
Aircraft 75B-28170 (Ireland) Trust	Ireland
Aircraft 75B-28171 (Ireland) Trust	Ireland
Aircraft 75B-28174 (Delaware) Trust	Delaware
Aircraft 75B-28203 (Ireland) Trust	Ireland
Aircraft 75B-28833 Inc.	California
Aircraft 75B-28834 Inc.	California
Aircraft 75B-28835 (Ireland) Trust	Ireland
Aircraft 75B-28836 Inc.	California
Aircraft 75B-29379 (Ireland) Trust	Ireland
Aircraft 75B-29380 (Ireland) Trust	Ireland
Aircraft 75B-29381 (Delaware) Trust	Delaware
Aircraft 75B-29442 (Ireland) Trust	Ireland
Aircraft 75B-29443 (Ireland) Trust	Ireland
Aircraft 75B-30043 (Delaware) Trust	Delaware
Aircraft 75B-30045 (Ireland) Trust	Ireland
Aircraft 75B-30394 (Ireland) Trust	Ireland
Aircraft 76B-24257 (Delaware) Trust	Delaware
Aircraft 76B-24258 (Delaware) Trust	Delaware
Aircraft 76B-24259 (Delaware) Trust	Delaware
Aircraft 76B-25531 (Delaware) Trust	Delaware
Aircraft 76B-26261 Inc.	California
Aircraft 76B-26327 Inc.	California
Aircraft 76B-26328 (Ireland) Trust	Ireland
Aircraft 76B-26329 Inc.	California
Aircraft 76B-27597 Inc.	California
Aircraft 76B-27600 Inc.	California
Aircraft 76B-27611 Inc.	California
Aircraft 76B-27613 Inc.	California
Aircraft 76B-27615 Inc.	California
Aircraft 76B-27957 (Ireland) Trust	Ireland
Aircraft 76B-28098 (Delaware) Trust	Delaware

Aircraft 76B-28206 Inc.	California
Aircraft 76B-28884 (Ireland) Trust	Ireland
Aircraft 76B-29383 (Ireland) Trust	Ireland
Aircraft 77B-27609 (Ireland) Trust	Ireland
Aircraft 77B-28675 (Ireland) Trust	Ireland
Aircraft 77B-28681 (Ireland) Trust	Ireland
Aircraft 77B-28682 (Ireland) Trust	Ireland
Aircraft 77B-29908 Inc.	California
Aircraft 77B-32717 Inc.	California
Aircraft 77B-32723 Inc.	California
Aircraft 78B-35305 (Ireland) Trust	Ireland
Aircraft A330 143 Inc.	California
Aircraft A330 72 Inc.	California
Aircraft A330 98 Inc.	California
Aircraft B757 29377 Inc.	California
Aircraft B757 29382 Inc.	California
Aircraft B767 26264 Inc.	California
Aircraft B767 29388 Inc.	California
Aircraft Lotus Inc.	California
Aircraft SPC-11, Inc.	California
Aircraft SPC-12, Inc.	California
Aircraft SPC-14, Inc.	California
Aircraft SPC-15, Inc.	California
Aircraft SPC-3, Inc.	California
Aircraft SPC-4, Inc.	California
Aircraft SPC-8, Inc.	California
Aircraft SPC-9, Inc.	California
Apollo Aircraft Inc.	California
Artemis (Delos) Limited	Ireland
Ballysky Aircraft Ireland Limited	Ireland
Brokat Leasing, LLC	California
CABREA, Inc.	Delaware
Calliope Limited	Ireland
Charmlee Aircraft Inc.	California
Delos Aircraft Inc.	California
Euclid Aircraft, Inc.	California
Flying Fortress Aruba Leasing A.V.V.	Aruba
Flying Fortress Bermuda Leasing Ltd.	Bermuda
Flying Fortress Inc.	California
Flying Fortress Ireland Leasing Limited	Ireland
Flying Fortress US Leasing Inc.	California
Geneva Triple Sept Leasing Limited	Ireland
Grand Staircase Aircraft Inc.	California
Hyperion Aircraft Inc.	California
IAI II Inc	Nevada
IAI III Inc	Nevada
IAI IV Inc	Nevada
IAI IX Inc	Nevada
IAI V Inc	Nevada
IAI VII Inc	Nevada
IAI VIII Inc	Nevada

IAI XI Inc	Nevada
ILFC (Bermuda) 4, Ltd.	Bermuda
ILFC (Bermuda) 5, Ltd.	Bermuda
ILFC (Bermuda) 6, Ltd.	Bermuda
ILFC (Bermuda) 7, Ltd.	Bermuda
ILFC (Bermuda) No. III, Ltd.	Bermuda
ILFC Aircraft 32A-1905 Limited	Ireland
ILFC Aircraft 32A-2180 Limited	Ireland
ILFC Aircraft 32A-2279 Limited	Ireland
ILFC Aircraft 32A-427 Limited	Ireland
ILFC Aircraft 32A-4619 Limited	Ireland
ILFC Aircraft 32A-550 Limited	Ireland
ILFC Aircraft 32A-556 Limited	Ireland
ILFC Aircraft 32A-591 Limited	Ireland
ILFC Aircraft 32A-661 Limited	Ireland
ILFC Aircraft 32A-666 Limited	Ireland
ILFC Aircraft 32A-775 Limited	Ireland
ILFC Aircraft 32A-815 Limited	Ireland
ILFC Aircraft 32A-841 Limited	Ireland
ILFC Aircraft 32A-991 Limited	Ireland
ILFC Aircraft 33A-432 Limited	Ireland
ILFC Aircraft 33A-469 Limited	Ireland
ILFC Aircraft 33A-70 Limited	Ireland
ILFC Aircraft 73B-28201 Limited	Ireland
ILFC Aircraft 73B-29368 Limited	Ireland
ILFC Aircraft 73B-29369 Limited	Ireland
ILFC Aircraft 73B-30696 Limited	Ireland
ILFC Aircraft 73B-30701 Limited	Ireland
ILFC Aircraft 75B-26254 Limited	Ireland
ILFC Aircraft 76B-25137 Limited	Ireland
ILFC Aircraft 76B-27610 Limited	Ireland
ILFC Aircraft 76B-27616 Limited	Ireland
ILFC Aircraft 76B-27619 Limited	Ireland
ILFC Aircraft 76B-27958 Limited	Ireland
ILFC Aircraft 76B-28111 Limited	Ireland
ILFC Aircraft 76B-28207 Limited	Ireland
ILFC Aircraft 76B-29435 Limited	Ireland
ILFC Aircraft 77B-29908 Limited	Ireland
ILFC Aruba A.V.V.	Aruba
ILFC Australia Holdings Pty, Ltd	Australia
ILFC Australia Pty. Ltd.	Australia
ILFC Aviation Consulting, Inc.	California
ILFC Aviation Services (Europe) B.V.	Netherlands
ILFC Cayman Limited	Cayman Islands
ILFC Dover, Inc.	Delaware
ILFC E-Capital Trust I	Delaware
ILFC E-Capital Trust II	Delaware
ILFC Flugzeugverwaltungs GmbH	Germany
ILFC France S.A.R.L.	France
ILFC Ireland 2 Limited	Ireland
ILFC Ireland 3 Limited	Ireland
ILFC Ireland Limited	Ireland

ILFC Labuan ECA Ltd.	Malaysia, Federal Territory of Labuan
ILFC Labuan Ltd.	Malaysia, Federal Territory of Labuan
ILFC UK Limited	United Kingdom
ILFC Volare, Inc.	Delaware
Interlease Aircraft Trading Corporation	California
Interlease Management Corporation	California
International Lease Finance Corporation	California
International Lease Finance Corporation, Limited	Bermuda
International Lease Finance Corporation (Sweden) AB	Sweden
Jetscape Aircraft I, LLC	Nevada
Klementine Holdings, Inc.	California
Klementine Leasing, Inc.	California
LSA Finance	Sweden
Maiden Leasing, LLC	California
Nordic Transportation Equipment Handelsbolag	Sweden
Park Topanga Aircraft Inc.	California
Pelican 35302, Inc.	California
Romandy Triple Sept LLC	California
Shrewsbury Aircraft Leasing Limited	Ireland
Sierra Leasing Limited	Bermuda
States Aircraft, Inc.	California
Suderey KB, Sweden	Sweden
SWA I Corporation	Nevada
Temescal Aircraft Inc.	California
Top Aircraft, Inc.	California
Whitney Ireland Leasing Limited	Ireland
Whitney Leasing Aircraft Trust 4275	Utah
Whitney Leasing Limited	Bermuda
Whitney UK Leasing Limited	United Kingdom
Whitney US Leasing, Inc.	California
Wombat 30633 Leasing Pty Ltd	Australia
Wombat 30638 Leasing Pty Ltd	Australia
Wombat 30644 Leasing Pty Ltd	Australia
Wombat 30648 Leasing Pty Ltd	Australia
Wombat 30658 Leasing Pty Ltd	Australia
Wombat 3474 Leasing Pty Ltd	Australia
Wombat 3495 Leasing Pty Ltd	Australia
Wombat 3547 Leasing Pty Ltd	Australia
Wombat 3668 Leasing Pty Ltd	Australia
Wombat V Leasing Pty Ltd	Australia
Wombat VI Leasing Pty Ltd	Australia